UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            Form 8-K

                         Current Report

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                                               January 18, 2006
                                               ----------------

                        A.P. Pharma, Inc.
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     (Exact name of registrant as specified in its charter)

                            000-16109
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                    (Commission File Number)

  Delaware                                            94-2875566
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(State or other jurisdiction                    (I.R.S. Employer
of incorporation)                             Identification No.)

                       123 Saginaw Drive
                     Redwood City, CA 94063
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(Address of principal executive offices, with zip code)

                         (650) 366-2626
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(Registrant's telephone number, including area code)

N/A
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  (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01    Other Events.

	On January 18, 2006, A.P. Pharma, Inc. (the "Company") announced that based on the Company's recording of the gain on the sale of its royalty rights, the Company believes it has regained compliance for continued listing on the NASDAQ National Market by satisfying the NASDAQ's minimum stockholders' equity requirement of the NASDAQ National Marketplace Rule 4450(a)(3). NASDAQ will continue to monitor the Company's ongoing compliance with the stockholders' equity requirement.


Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press Release dated January 18, 2006.




                           SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               A.P. PHARMA, INC.



Date: January 18, 2006         By: /S/ Michael O'Connell
     -----------------            ----------------------
                                  Michael O'Connell
                                  President and Chief
                                  Executive Officer



                           EXHIBIT INDEX

99.1  Press Release dated January 18, 2006